Helping Build Minnesota—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Minnesota

103 Projects	$1.7B HIT Investment Amount	$2.4B Total Development Cost	23.7M Hours of Union Construction Work	13,598 Housing Units Created or Preserved

$5.3B	29,658	$2.1B	$209.1M	48%

Total Economic	Total Jobs Across	Total Wages	State and Local Tax	Percent Affordable
Impact	Industries	and Benefits	Revenue Generated

PROJECT PROFILE:

THE CREST APARTMENTS

The HIT provided $25.0 million in funding for the $40.1 million tenant-in-place rehabilitation and expansion of the Crest Apartments in Brooklyn Center. The project will offer 171 units and create an estimated 192,720 hours of union construction work.

PROJECT PROFILE:

ZENITH

The HIT provided $26.7 million in funding for the $49.1 million substantial rehabilitation of the 122-unit Zenith in Duluth, creating an estimated 334,360 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Helping Build Minnesota — The Union Way	MARCH 2022

Old Cedar Apartments—Bloomington	Wilder Square—St. Paul	Amber Union—Falcon Heights

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

—Dan McConnell, Business Manager

    Minneapolis Building and Construction Trades Council

HIGHLIGHTS OF MINNESOTA INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
The American Cooperative of Anoka	Anoka	$20,931,200	$34,728,425	292,850
Old Cedar Apartments	Bloomington	$21,774,000	$19,169,071	150,360
The Crest Apartments	Brooklyn Center	$25,014,942	$40,052,670	192,720
Zenith	Duluth	$26,682,200	$49,084,470	334,360
Amber Union	Falcon Heights	$18,273,000	$55,604,667	371,940
Peregrine Apartments	Minneapolis	$55,587,970	$55,711,262	363,130
Parker Station Flats	Robbinsdale	$41,393,900	$53,082,171	508,780
Morrow (University and Fairview)	St. Paul	$79,100,713	$68,486,408	476,130
Wilder Square	St. Paul	$22,909,000	$33,108,000	157,100
Zvago Cooperative at Stillwater	Stillwater	$15,825,900	$22,400,354	192,200

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com